Financial income (expense), net (Tables)	6 Months Ended
Jun. 30, 2022
Financial income (expense), net
Schedule of components of financial income (expense), net

The components of financial income (expense), net are as follows:

	Three months ended		Six months ended
	June 30,		June 30,
(in thousands of U.S. dollars)	2022	2021	2022	2021
Interest income	$189	$98	$389	$231
Interest expense:
Interest expense	(4,701)	(5,023)	(9,295)	(10,079)
Amortization and gain (loss) on cash flow hedge	(121)	(57)	(222)	(102)
Commitment fees	—	(436)	—	(470)
Amortization of debt issuance cost	(487)	(4,119)	(988)	(4,642)
Total interest expense	(5,309)	(9,635)	(10,505)	(15,293)
Other items, net:
Foreign exchange gain (loss)	(25)	(3)	(53)	(23)
Bank charges, fees and other	(66)	(54)	(105)	(108)
Withholding tax on interest expense and other	(602)	(601)	(1,046)	(1,180)
Total other items, net	(693)	(658)	(1,204)	(1,311)
Total financial income (expense), net	$(5,813)	$(10,195)	$(11,320)	$(16,373)